UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 28, 2004

Date of Report (Date of Earliest Event Reported)

HUMPHREY HOSPITALITY TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	0-25060	52-1889548
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7170 Riverwood Drive

Columbia, Maryland 21046

(Address of Principal Executive Offices) (Zip Code)

(443) 259-4900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

On June 28, 2004, Humphrey Hospitality Trust, Inc. issued a press release announcing a planned change in motel management company. A copy of this release is being filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMPHREY HOSPITALITY TRUST, INC.

July 1, 2004	/s/ George R. Whittemore
George R. Whittemore
President and Chief Executive Officer

HUMPHREY HOSPITALITY TRUST, INC.

INDEX TO EXHIBITS

Exhibit Number
99	Press Release dated June 28, 2004.